Exhibit 10(a)

SECOND AMENDMENT TO
AMENDED AND RESTATED
SOUTHERN COMPANY
CHANGE IN CONTROL BENEFITS PROTECTION PLAN

Southern Company Services, Inc. (the “Company”) hereby adopts this Second Amendment (this “Amendment”) to the Amended and Restated Southern Company Change in Control Benefits Protection Plan (effective December 31, 2008, and amended effective as of March 1, 2018) (the “Plan”), effective as of February 26, 2021 (the “Amendment Effective Date”). This Amendment will be effective as described herein.

WHEREAS, it is the desire of the Company to amend the Plan, effective as of the Amendment Effective Date, to clarify the definition of a “Southern Termination” under the Plan; and

WHEREAS, the Board of Directors may amend the Plan for this purpose pursuant to Section 8.1 of the Plan.

NOW, THEREFORE, effective as of the Amendment Effective Date, but only with respect to cash or equity-based awards approved on or after the Amendment Effective Date, the Board of Directors hereby amends the Plan as follows:
I.

Section 2.33 of the Plan is hereby amended and restated in its entirety to read as follows:

“2.33 “Southern Termination” shall mean the following:

(a) The Consummation of a reorganization, merger or consolidation of Southern Company under circumstances where either (i) Southern Company is not the Surviving Company or (ii) Southern Company’s Voting Securities are no longer publicly traded as long as either would also constitute a Southern Change in Control;

(b) The Consummation of a sale or other disposition of all or substantially all of Southern Company’s assets; or

(c) The Consummation of an acquisition by any Person of Beneficial Ownership of all of Southern Company’s Voting Securities such that Southern Company’s Voting Securities are no longer publicly traded as long as it would also constitute a Southern Change in Control.”

II.

Except as amended by this Amendment, the Plan shall remain in full force and effect. Capitalized terms used but not defined in this Amendment have the respective meanings ascribed thereto in the Plan.

[SIGNATURE ON FOLLOWING PAGE]

    IN WITNESS WHEREOF, the Company, through its duly authorized officer, has adopted this Second Amendment to the Amended and Restated Southern Company Change in Control Benefits Protection Plan (effective as of December 31, 2008, and amended effective as of March 1, 2018) this 26th day of February, 2021.

SOUTHERN COMPANY SERVICES, INC.

By:	/s/James M. Garvie

Name:	James M. Garvie

Its:	SVP Total Rewards